SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: November 22, 2000


                            WTAA International, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




Florida                       0-28847                  65-0260846
- ----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)




          1027 South Rainbow Blvd., Unit #391, Las Vegas, Nevada 89145
           ----------------------------------------------------------
                                  (NEW ADDRESS)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (702) 341-6622

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

1) On November 15, 2000, the Company completed two private placements, of $150,000 and $180,000, respectively. These private placements were offered by the Company as Units of a Share and a Warrant, shere each Unit cost $0.24. The Company will use the cash proceeds to reduce accounts payable and for working capital. These private offerings were made pursuant to an exemption from registration under Regulation S.

2)On October 19, 2000, the Company executed a Letter of Intent to acquire California Bottling Company, Inc. in a purchase of stock from its shareholders for cash of $3,600,000. It also executed a Letter of Intent to acquire the assets of High Country Waters for cash of $1,000,000, and a ten percent interest on One Water Source LLC for cash of $80,000. The Company is seeking financing for these purchases, but has no firm commitment yet. California Bottling Company is based in Roseville, California and has represented unaudited sales of $7.7 million for 1999.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

Financial Statements -

               None

                                 SB EXHIBIT 10.1

                                LETTER OF INTENT

Wtaa International, Inc.                           Web Site: http://www.wtaa.com
1027 South Rainbow Boulevard, Unit 391             Telephone: (702) 341-6622
Las Vegas  Nevada   89128                          Fax: (604) 606-2040




                                                    October 19, 2000

Robert Mueller
California Bottling Corp.                           EXTREMELY CONFIDENTIAL
8250 Industrial Avenue
Roseville    CA       95678                         Fax (713) 621-4220



Dear Bob:

        Re: Letter of Intent re: Purchase of an interest in One Water Source LLC
               By WTAA INTERNATIONAL, INC.

Set forth below are the principal terms of the purchase of an interest in One Water Source LLC ("Water Source One"), by WTAA International, Inc. ("WTAA"):

Asset Being
Acquired 100% of Robert Mueller's, Chris Crain's, and Douglas Mackenzie's partnership interest in One Water Source LLC, a Texas limited liability company doing business as Water Source One

Vendors:               Robert Mueller, Chris Crain, L. Douglas Mackenzie

Purchaser              WTAA INTERNATIONAL, INC.

Purchase Price         Cash of $80,000


Effective
Closing Date:          December 15, 2000 or earlier if possible.

Extension of  Closing  It is agreed  that the  Closing  Date can be extended by mutual consent in writing, and payment of $1,000 for one thirty day extension.

Conditions


                    1. It is understood that the partnership interest will be delivered free and clear of any encumbrances.

                    2. This acquisition is contingent upon the closure of the acquisitions of California Bottling Company Inc. and High Country Waters.

                    3. The acquisition of this partnership interest must be formally acknowledged by the requisite number of other partners of One Water Source LLC, according to their by-laws.

                    4. The obligations of the parties hereto to consummate the acquisition herein contemplated would be subject to the negotiation and execution of a definitive agreement, to be completed by October 31, 2000, where such agreement will incorporate the foregoing terms and such other terms not inconsistent with the foregoing as may be agreed to, including:

                    a) the usual representations and warranties of each of the parties as to corporate existence and good standing, outstanding stock, corporate approvals, corporate power and authority, subsidiaries, litigation and undisclosed liabilities, contracts and commitments other than those in the ordinary course of business, contingent liabilities, absence of destruction or damage to corporate property or adverse changes in business or property, and other matters as may be reasonably requested by counsel to the respective parties;

                    b)  indemnities  with  respect to breach of  warranties  and representations; and

                    c) the usual conditions, which must be satisfied before the parties, are obliged to close.

                    5. Each of the parties would bear their respective costs associated with the acquisition including legal fees, and other costs and expenses. It is understood that the
                    Purchaser will bear the entire cost of preparation the formal acquisition documents.

                    6. Each of the parties hereto may, at its own expense, review and inspect or employ qualified legal, accounting, and other experts or advisors to review and inspect all of the books, records, documents, files and physical facilities of the other

                   7. party and to thoroughly  and  completely  investigate  and familiarize themselves with such other party and its activities. Each of the parties and its officers will cooperate fully with the other party and its representatives in the foregoing review and investigation, shall make all requested files and records available to the party and its representatives, and shall furnish to the other party or to its representatives, copies of all requested pertinent documents and records. Each of the parties acknowledges that much of the information to be furnished to it and its respective representatives pursuant hereto may consist of confidential and/or proprietary information of the furnishing party. Accordingly, each party agrees to preserve and protect the confidentiality of all information made available to such other party or to its representatives hereunder, regardless of whether such is acquired before or after the execution of this letter of intent, except to the extent such information is available to the public generally. Each of the parties shall ensure that all representatives, advisors, and experts retained by such parties for the purpose of investigating and reviewing the affairs of the other party shall agree to abide by the foregoing confidentiality provisions. Both parties agree to have completed this due diligence process by November 15, 2000, and then waiving the requirement for any further due diligence.

                    8. No public announcement of the acquisition or any transactions contemplated hereby shall be made by WTAA or the vendors without the express mutual written consent. The Vendors acknowledge that the Purchaser has certain obligations under the Exchange Act to make publicly available certain information. Therefore, the Purchaser may make such public statements and file with applicable federal and state agencies such reports or documents which the Purchaser, on advice of counsel, deems appropriate.


                    9. Until October 31, 2000, the Purchaser and the Vendors agree not to enter into any other negotiations with any other party, which would adversely affect the consummation of the transactions outlined above, but nothing in this agreement will prevent California Bottling from operating in the normal course of business.

This document is a non-binding letter of intent, which will be used by the parties in preparation of formal binding purchase and sale documents. There is no commitment to buy or sell until a formal agreement is signed by all parties.

All The Best!
                                                   Kindest Personal Regards,

                                                   WTAA INTERNATIONAL, INC.

Randy Larson, B.Comm                               Wm. R. McKay, P.Eng.
CFO                                                Chairman & CEO



Acknowledged in principle


per  ____________________   per _____________________   per ___________________
       Robert Mueller             Chris Crain               L. Douglas Mackenzie

                                 SB EXHIBIT 10.2

                                LETTER OF INTENT

Wtaa International, Inc.                           Web Site: http://www.wtaa.com
1027 South Rainbow Boulevard, Unit 391             Telephone: (702) 341-6622
Las Vegas  Nevada   89128                          Fax: (604) 606-2040




                                                   October 19, 2000

Robert Mueller
California Bottling Corp.                          EXTREMELY CONFIDENTIAL
8250 Industrial Avenue
Roseville    CA       95678                        Fax (713) 621-4220



Dear Bob:

        Re:    Letter of Intent re: Acquisition of
               High Country Waters
               By WTAA INTERNATIONAL, INC.

Set forth below are the principal terms of the acquisition of High Country Waters ("High Country"), by WTAA International, Inc. ("WTAA"):


Entity Being
Acquired 100% of High Country Waters, a proprietorship operating in the State of California.

Vendors:               Robert Mueller, Chris Crain, L. Douglas Mackenzie

Purchaser              WTAA INTERNATIONAL, INC.

Purchase Price A total "Purchase Price" of $1,000,000 will be delivered for 100% of all classes of common shares of High Country Waters, to be paid as follows:

                    1. Good faith deposit of $10,000, payable on the earlier of the execution of a formal agreement, or October 31, 2000.

                    2.Cash of $890,000

                    3. Promissory notes in the aggregate amount of $100,000, to be paid in full by January 31, 2001. The promissory notes will

                   4.  carry an  interest  rate  of 8%  per  annum,  to be  paid monthly, commencing one month after the issuance of the promissory notes.

                    5.  The  Purchase  Price  includes  the  assumption  of  the accounts  payable and long-term  liabilities  (but not loans from the proprietors).
Effective
Closing Date:       December 15, 2000 or earlier if possible. Both
                    parties agree that the acquisition will be effectively completed, notwithstanding the subsequent time required to complete the audit, with the possible subsequent adjustment to the purchase price limited to the amount due under the promissory notes.
Extension of
Closing             It is agreed  that the  Closing  Date can be extended  by
                    mutual consent in writing, and payment of $5,000 for one thirty day extension.

Adjustment to
Purchase Price As a condition of the determination of the final price for the acquisition of High Country Waters, the Purchaser has the right to perform a formal audit of the operations and the financial records of High Country Waters, in form satisfactory to the Purchaser and its solicitors, for the fiscal years ended 1999 and 2000.

                       The purchase price is comprised of cash and a promissory note so as to accommodate a possible adjustment to the purchase price on a basis to be negotiated.

                       A part of the audit engagement will be to confirm the number of clients as at December 31, 2000, which determination should be available to the Purchaser by January 15, 2001. Upon receipt of that information, High Country Waters will be re-valued (the "New Valuation") based on an agreed formula of $350 per water-only client and $500 per cooler client as at December 31, 2000.

                       In the event the new valuation is twenty percent or more lower than the purchase price, i.e. $800,000 or lower, then the amount payable under the promissory notes will be forgiven, making the notes null and void. This is so because the Purchaser will have already paid in cash more than the New Valuation for the company. The effective Purchase Price will then be the amount paid in cash.

                       In the event the New Valuation is twenty percent or more higher than the purchase price, i.e. $1,200,000 or higher, then the

                       Purchaser will pay the full amount due under the promissory notes, plus an amount in "144" common shares of the Purchaser equivalent to the numerical difference between the New Valuation and the Purchase Price, divided by the average closing share price of WTAA common shares for the five days after receipt of the audited financial statements.
Conditions


                    1. It is understood that such shares will be delivered free and clear of any encumbrances.

                    2. The Purchaser will be entitled to engage a qualified independent valuator to assess the fair market value of the companies being acquired, so as to substantiate value for the purchase of raising monies to finance such acquisition.

                    3. This acquisition is contingent upon the closure of the acquisitions of California Bottling Company Inc. and the interest in One Water Source LLC.

                    4. The obligations of the parties hereto to consummate the acquisition herein contemplated would be subject to the negotiation and execution of a definitive agreement, to be completed by no later than October 31, 2000, where such agreement will incorporate the foregoing terms and such other terms not inconsistent with the foregoing as may be agreed to, including:

                    a) the usual representations and warranties of each of the parties as to corporate existence and good standing, outstanding stock, corporate approvals, corporate power and authority, subsidiaries, litigation and undisclosed liabilities, contracts and commitments other than those in the ordinary course of business, contingent liabilities, absence of destruction or damage to corporate property or adverse changes in business or property, and other matters as may be reasonably requested by counsel to the respective parties;

                    b) indemnities with respect to breach of warranties and representations; and

                    c) the usual conditions, which must be satisfied before the parties, are obliged to close.

                    5. It is understood that the Purchaser will pay for the preparation of the formal legal documentation to effect the acquisition, and the audit fees. However, the vendors will be

                    6. responsible for their own legal expenses over and above the preparation of the acquisition documents.

                    7. Each of the parties hereto may, at its own expense, review and inspect or employ qualified legal, accounting, and other experts or advisors to review and inspect all of the books, records, documents, files and physical facilities of the other party and to thoroughly and completely investigate and familiarize themselves with such other party and its activities. Each of the parties and its officers will cooperate fully with the other party and its representatives in the foregoing review and investigation, shall make all requested files and records available to the party and its representatives, and shall furnish to the other party or to its representatives, copies of all requested pertinent documents and records. Each of the parties acknowledges that much of the information to be furnished to it and its respective representatives pursuant hereto may consist of confidential and/or proprietary information of the furnishing party. Accordingly, each party agrees to preserve and protect the confidentiality of all information made available to such other party or to its representatives hereunder, regardless of whether such is acquired before or after the execution of this letter of intent, except to the extent such information is available to the public generally. Each of the parties shall ensure that all representatives, advisors, and experts retained by such parties for the purpose of investigating and reviewing the affairs of the other party shall agree to abide by the foregoing confidentiality provisions. Both parties agree to have completed this due diligence process within by November 15, 2000, and then waiving the requirement for any further due diligence.

                    8. No public announcement of the acquisition or any transactions contemplated hereby shall be made by WTAA or the vendors without the express mutual written consent. The Vendors acknowledge that the Purchaser has certain obligations under the Exchange Act to make publicly available certain information. Therefore, the Purchaser may make such public statements and file with applicable federal and state agencies such reports or documents which the Purchaser, on advice of counsel, deems appropriate.

                    9. Until October 31, 2000, the Purchaser and the vendors agree not to enter into any other negotiations with any other party,

                    10. which would adversely affect the consummation of the transactions outlined above, but nothing in this agreement will prevent California Bottling from operating in the normal course of business.

This document is a non-binding letter of intent, which will be used by the parties in preparation of formal binding purchase and sale documents. There is no commitment to buy or sell until a formal agreement is signed by all parties.

All The Best!
                                                   Kindest Personal Regards,

                                                   WTAA INTERNATIONAL, INC.

Randy Larson, B.Comm                               Wm. R. McKay, P.Eng.
CFO                                                Chairman & CEO



Acknowledged in principle



per  ___________________     per ___________________   per ____________________
       Robert Mueller             Chris Crain              L. Douglas Mackenzie

                                 SB EXHIBIT 10.3

                                LETTER OF INTENT

Wtaa International, Inc.                           Web Site: http://www.wtaa.com
1027 South Rainbow Boulevard, Unit 391             Telephone: (702) 341-6622
Las Vegas  Nevada   89128                          Fax: (604) 606-2040




                                                   October 19, 2000

Robert Mueller
California Bottling Corp.                          EXTREMELY CONFIDENTIAL
8250 Industrial Avenue
Roseville    CA       95678                        Fax (713) 621-4220



Dear Bob:

        Re:    Letter of Intent re: Acquisition of
               California Bottling Company, Inc.
               By WTAA INTERNATIONAL, INC.

Set forth below are the principal terms of the acquisition of California Bottling Company Inc. ("California Bottling"), by WTAA International, Inc. ("WTAA"):

Entity Being
Acquired 100% of California Bottling Company, Inc., a California corporation

Vendors:               Robert Mueller, Chris Crain, L. Douglas Mackenzie et al

Purchaser              WTAA INTERNATIONAL, INC.

Purchase Price A total "Purchase Price" of $3,600,000 will be delivered for 100% of all classes of common shares of California Bottling, to be paid as follows:

                    1. Good faith deposit of $25,000, payable on the earlier of the execution of a formal agreement, or October 31, 2000.

                    2. Cash of $3,175,000

                    3. Promissory notes in the aggregate amount of $400,000, to be paid in full by March 31, 2001. The promissory notes will

                   4.  carry an  interest  rate  of 8%  per  annum,  to be  paid monthly, commencing one month after the issuance of the promissory notes.

                    5. As a result of the acquisition, California Bottling would then become a wholly owned subsidiary of the Purchaser.

                    6. The Purchase Price includes the assumption of the accounts payable and long-term liabilities (not shareholder loans).

                    7. It is understood that the minority shareholders holding an aggregate of 1,320 shares of California Bottling will be paid entirely in cash.
Effective
Closing Date: December 15, 2000 or earlier if possible. Both parties agree that the acquisition will be effectively completed, notwithstanding the subsequent time required to complete the audit, with the possible subsequent adjustment to the purchase price limited to the amount due under the promissory notes.

Extension              of  Closing  It is agreed  that the  Closing  Date can be
                       extended by mutual consent in writing, and payment of $25,000 for one thirty day extension.

Adjustment to
Purchase Price As a condition of the determination of the final price for the acquisition of California Bottling, the Purchaser has the right to perform a formal audit of the operations and the financial records of California Bottling, in form satisfactory to the Purchaser and its solicitors, for the fiscal years ended 1998, and 1999 and 2000.

                       The purchase price is comprised of cash and a promissory note so as to accommodate a possible adjustment to the purchase price on a basis to be negotiated.

                       Upon receipt of the audited statements, CBC will be re-valued (the "New Valuation") based on an agreed formula of 5.0 times year 2000 audited earnings before interest, income taxes, depreciation and amortization (EBITDA, as defined by generally accepted accounting principles), after adding back the aggregate salaries paid to Robert Mueller and Chris Crain in year 2000 (approximated at $240,000 per year), plus an allowance of $70,000 in relation to excess labour costs incurred in the development of the Cott's contract in fiscal 2000. These adjustments are subject to verification.

                       In the event the New Valuation is twenty percent or more lower than the Purchase Price, i.e. $2,880,000 or lower, then the amount payable under the promissory notes will be forgiven, making the notes null and void. This is so because the Purchaser will have already paid in cash more than the New Valuation for the company. The effective Purchase Price will then be $3,200,000.

                       In the event the New Valuation is twenty percent or more higher than the purchase price, i.e. $4,320,000 or higher, then the Purchaser will pay the full amount due under the promissory notes, plus an amount in "144" common shares of the Purchaser equivalent to the numerical difference between the New Valuation and the Purchase Price, divided by the average closing share price of WTAA common shares for the five days after receipt of the audited financial statements.

Conditions
Precedent            Negotiation of an employment agreement with Robert Mueller.


Directorship &
Executive                Appointment  Robert Mueller will be invited to become a
                         Director of WTAA INTERNATIONAL, INC. and will be appointed as President and Chief Operating Officer. As discussed, options to acquire restricted ("144") stock in WTAA will be made available to Robert Mueller, for allocation to himself and the company employees.

 Conditions
                    1. It is understood that the shares in California Bottling will be delivered free and clear of any encumbrances, subject to approved exceptions such as "BFI" which holds a security interest in such shares under their blanket collateral documentation.

                    2. The Purchaser will be entitled to engage a qualified independent valuator to assess the fair market value of the companies being acquired, so as to substantiate value for the purchase of raising monies to finance such acquisition.

                    3. The obligations of the parties hereto to consummate the acquisition herein contemplated would be subject to the negotiation and execution of a definitive agreement, by no later than October 31, 2000, where such agreement will incorporate the foregoing terms and such other terms not

                    4. inconsistent with the foregoing as may be agreed to, including:

                    a) the usual representations and warranties of each of the parties as to corporate existence and good standing, outstanding stock, corporate approvals, corporate power and authority, subsidiaries, litigation and undisclosed liabilities, contracts and commitments other than those in the ordinary course of business, contingent liabilities, absence of destruction or damage to corporate property or adverse changes in business or property, and other matters as may be reasonably requested by counsel to the respective parties;

                    b) indemnities with respect to breach of warranties and representations; and

                    c) the usual conditions, which must be satisfied before the parties, are obliged to close.

                    5. It is understood that the Purchaser will pay for the preparation of the formal legal documentation to effect the acquisition. However, the vendors will be responsible for their own legal expenses over and above the preparation of the acquisition documents.

                    6. The audit fees will be shared by the Vendors and the Purchaser on a 50/50 basis. However, the vendor's liability hereunder is limited to no more than $10,000. Such auditing services will be subject to the prior approval of the vendors. The vendor's share of such fees will be deducted from the amount payable under the promissory notes. If the transaction does not close, then the Purchaser will absorb those costs, and have no recourse to the vendors on such account.

                    7. Each of the parties hereto may, at its own expense, review and inspect or employ qualified legal, accounting, and other experts or advisors to review and inspect all of the books, records, documents, files and physical facilities of the other party and to thoroughly and completely investigate and familiarize themselves with such other party and its activities. Each of the parties and its officers will cooperate fully with the other party and its representatives in the foregoing review and investigation, shall make all requested files and records available to the party and its representatives, and shall furnish to the other party or to its

                    8. representatives, copies of all requested pertinent documents and records. Each of the parties acknowledges that much of the information to be furnished to it and its respective representatives pursuant hereto may consist of confidential and/or proprietary information of the furnishing party. Accordingly, each party agrees to preserve and protect the confidentiality of all information made available to such other party or to its representatives hereunder, regardless of whether such is acquired before or after the execution of this letter of intent, except to the extent such information is available to the public generally. Each of the parties shall ensure that all representatives, advisors, and experts retained by such parties for the purpose of investigating and reviewing the affairs of the other party shall agree to abide by the foregoing confidentiality provisions. Both parties agree to have completed this due diligence process by no later than November 15, 2000, and then waiving the requirement for any further due diligence.

                    9. No public announcement of the acquisition or any transactions contemplated hereby shall be made by WTAA or the vendors without the express mutual written consent. California Bottling acknowledges that the Purchaser has certain obligations under the Exchange Act to make publicly available certain information. Therefore, the Purchaser may make such public statements and file with applicable federal and state agencies such reports or documents which the Purchaser, on advice of counsel, deems appropriate.

                    10. Until October 31, 2000, the Purchaser and California Bottling agree not to enter into any other negotiations with any other party, which would adversely affect the consummation of the transactions outlined above, but nothing in this agreement will prevent California Bottling from operating in the normal course of business.

This document is a non-binding letter of intent, which will be used by the parties in preparation of formal binding purchase and sale documents. There is no commitment to buy or sell until a formal agreement is signed by all parties.

All The Best!
                                                   Kindest Personal Regards,

                                                   WTAA INTERNATIONAL, INC.

Randy Larson, B.Comm                               Wm. R. McKay, P.Eng.
CFO                                                Chairman & CEO



Acknowledged in principle

BOARD OF DIRECTORS:

       California Bottling Company, Inc.


per  ___________________________                 per____________________________
       Robert Mueller                                Chris Crain

Per_____________________________                 per____________________________
       Susan Carlisle                                L. Doug Mackenzie

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 4, 2000                          WTAA International, Inc.


                                                  /s/Randy Larson
                                                  -----------------------
                                                  Randy Larson, President